SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                    New Millennium Media International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5.   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ----------------------------------------------------------------------
     2.   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3.   Filing Party:

          ----------------------------------------------------------------------
     4.   Date Filed:

          ----------------------------------------------------------------------

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         101 PHILIPPE PARKWAY SUITE 300
                          SAFETY HARBOR, FLORIDA 34695
                          727-797-6664 FAX 727-797-7770


June 15, 2000

Dear Stockholder,

You are cordially invited to attend a Special Meeting of Stockholders (the "Meeting") of New Millennium Media International, Inc. (the "Company"), which will be held at 101 Philippe Parkway Suite 300, Safety Harbor, Florida 34695, on Monday, July 17, 2000 at 9:00 A.M., local time.

The Company's Board of Directors on April 25, 2000 approved and recommended that the Articles of Incorporation be amended in order to increase the Company's authorized common stock from 25,000,000 to 75,000,000 shares (the "Proposed Amendment").

The Board of Directors has approved the Proposed Amendment and recommends that stockholders vote for approval of the Proposed Amendment to be considered at the Meeting.

It is important that you sign, date, and return your proxy as soon as possible, even if you are currently planning to attend the Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

Sincerely,


-------------------------
Gerald Parker
Chairman of the Board

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         101 PHILIPPE PARKWAY SUITE 300
                          SAFETY HARBOR, FLORIDA 34695

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 17, 2000

TO THE STOCKHOLDERS OF NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of New Millennium Media International, Inc., a Colorado corporation (the "Company"), will be held at 101 Philippe Parkway, Suite 300, Safety Harbor, Florida 34695 at 9 A.M., local time, on July 17, 2000 for the purpose of the consideration and approval of the following matters:

     To consider and approve an Amendment  to the Articles of  Incorporation  to
     increase  the  Company's   authorized   common  stock  from  25,000,000  to
     75,000,000 shares (the "Proposed Amendment").

Holders of record of Common Stock at the close of business on May 8, 2000 are entitled to vote. Please date and sign your proxy and return it in the enclosed envelope.

                                        By Order of the Board of Directors,
                                        New Millennium Media International, Inc.

                                        ________________, Secretary

         YOUR VOTE IS IMPORTANT
         ----------------------

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY PLANNING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 17, 2000


     This proxy statement and the accompanying proxy or proxies are to be mailed to holders of Common Stock, $.001 par value (the "Common Stock"), of New Millennium Media International, Inc., a Colorado corporation (the "Company"), commencing on or about June 15, 2000 in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for a Special Meeting of Stockholders (the "Meeting") of the Company to be held July 17, 2000 at 9:00 A.M., local time, at 101 Philippe Parkway, Suite 300, Safety Harbor, Florida 34695.

                  VOTING AND REVOCATION OF PROXIES; RECORD DATE

         The Board has fixed the close of business on May 8, 2000 as the record date (the "Record Date") for determining the stockholders of the Company entitled to vote at the Meeting. As of May 8th, 2000 the Company had issued and outstanding 23,079,462 shares of Common Stock.

     If a proxy card is returned by a stockholder properly signed and is not revoked, the shares of Common Stock represented will be voted by the persons named on the proxy card, or their substitutes, in accordance with the stockholder's directions. Stockholders are urged to specify their choice between approval or disapproval of, or abstention with respect to, the proposals by marking the appropriate boxes on the proxy card. If a proxy card is signed and returned without instructions marked on it, it will be voted as recommended by the Board with respect to each matter.

     The execution of a proxy does not affect the right of a stockholder to attend the Meeting and vote in person. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice of its revocation to the Secretary of the Company at 101 Philippe Parkway, Suite 300, Safety Harbor, Florida 34695, by executing and delivering to the Company another proxy dated after the proxy to be revoked or by attending the Meeting and voting in person

                                  VOTING RIGHTS

     On all matters, the holders of Common Stock (the "Stockholders") are entitled to one vote per share. The vote required to approve the Proposed Amendment is set forth in the description of such amendment. The presence at the Meeting, in person or by proxy, of holders of one third (see state law) of the shares of Common Stock outstanding shall constitute a quorum for the vote on these proposals.

     Under applicable Colorado law, in determining whether the proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the Proposed Amendment.

                               PROPOSED AMENDMENT

     The Board of Directors propose to amend Article III of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 75,000,000.

REASONS FOR THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK:

     The Company is currently authorized to issue 25,000,000 shares of Common Stock of which 23,079,462 shares were issued and outstanding at the close of business on the record date. On May 19th, 2000 we entered into an investment agreement with Swartz Private Equity, LLC under which Swartz will purchase from the Company from time to time, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Swartz for a maximum aggregate offering amount of $25,000,000. The dollar amount of these sales is limited by the Common Stock's trading volume and a minimum period of time must be allowed between each sale. As compensation for entering into the equity line, Swartz received a commitment warrant convertible into 1,000,000 shares of Common Stock. Swartz will also receive additional purchase warrants to purchase a number of shares of Common Stock equal to 10% of the shares purchased in each transaction. Each purchase warrant shall be exercisable at a price that shall initially be equal to 110% of the market price for that transaction and shall have semi-annual reset provisions. In connection with this transaction, the Company has reserved 20,000,000 shares of its Common Stock for issuance of the Common Stock in the equity line and for any shares underlying the purchase and commitment warrants.

     Except as set forth above, the Company has no present agreement to issue any additional shares of Common Stock. However, this amendment is sought because the Board of Directors believes that increasing the authorized Common Stock to 75,000,000 shares would make available those shares for raising capital, in addition to Swartz, and other acquisitions as well as incentive options. Such stock issuances could be for cash, securities or other property, allowing the Company to take advantage of favorable market conditions, attract or retain personnel or business opportunities, including acquisitions.

     There can be no assurances, nor can the Board of the Directors of the Company predict what effect, if any, the proposed increase in authorized Common Stock will have on the market price of the Company's Common Stock. This amendment is being sought solely to enhance the Company's corporate finance flexibility.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

     For the reasons set forth above, the Board of Directors recommends that stockholders vote FOR the Proposed Amendment.

REQUIRED STOCKHOLDER VOTE:

     Approval of the Proposed Amendment for the increase of Common Stock issuance requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth Common Stock ownership information as of the Record Date, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and executive officer of the Company; and (iii) all executive officers of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, the business address of each person listed is 101 Philippe Parkway, Suite 300, Safety Harbor, Florida 34695.

                                AMOUNT OF COMMON STOCK   PERCENT OF COMMON STOCK
NAME                              BENEFICIALLY OWNED      BENEFICIALLY OWNED(1)
----                              ------------------      ---------------------

John Thatch                            2,500,000                   10%
    President and CEO

Gerald Parker (2)                            -0-                    0%
    Chairman

Andy Badolato (2)                            -0-                    0%
    Director and VP of Finance

Antonio Gomes (2)                            -0-                    0%
    Director and VP of Marketing

Investment Management                  9,632,800 (3)               38%
of America, Inc. (2)

Troy Lowrie (Resigned) (4)             2,040,000                    8%


All Executive Officers as             12,132,080                   48%
    a group (4 persons)
-----------------
(1)  Based upon 25,000,000 outstanding shares of common stock.
(2)  Parker,   Badolato,  and  Gomes  are  officers,   directors,  and  majority
     shareholders in (IMA).
(3) This number does not reflect 3,000,000 shares of Series A Convertible Preferred Stock.
(4) Mr. Troy Lowrie was the past President and Director New Millennium Media International, Inc.

                                  OTHER MATTERS

The Board is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

                              SOLICITATION EXPENSES

     Proxies are being solicited by and on behalf of the Board. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of shares held of record by such persons and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.


Dated:  June 15, 2000.


                                        By Order of the Board of Directors


                                        --------------------------------
                                        Gerald Parker, Chairman of the Board

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.


     Pursuant to Colorado Statutes, the undersigned President of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a corporation organized and existing under and by virtue of The Colorado Business Corporation Act (the "Corporation"), does hereby certify:

     FIRST: That pursuant to a written consent of the Board of Directors dated April 25, 2000, and at a meeting of the Shareholders of said Corporation held July 17, 2000, the Board of Directors and Shareholders holding a majority in interests of the outstanding shares of the Corporation approved the amendment to the Corporation's Articles of Incorporation as follows:

     Article III of the Articles of Incorporation of this Corporation is amended to read in its entirety as follows:

                                  "ARTICLE III"
                                     CAPITAL
                                     -------

     The aggregate number of shares that the corporation shall have authority to issue is eighty-five million (85,000,000) shares of which a portion shall be common stock and a portion shall be preferred stock, all a described below.

     A. COMMON STOCK. The aggregate number of common shares which the corporation shall have the authority to issue is seventy-five million (75,000,000), each with $.001 par value, which shares shall be designated "Common Stock." Subject to all the rights of the Preferred Stock as expressly provided herein, by law or by the Board of Directors pursuant to this Article, the Common Stock of the corporation shall possess all such rights and privileges as are afforded to capital stock by applicable law in the absence of any express grant of rights or privileges in these Articles of Incorporation, including, but not limited to, the following rights and privileges:

          (i) dividends may be declared and paid or set apart for payment on the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends;

          (ii) the holders of Common Stock shall have unlimited voting rights, including the right to vote for the election of directors and on all other matters requiring stockholder action. Each holder of Common Stock shall have one vote for each share of Common Stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each holder of Common Stock shall have as many votes for each share of Common Stock held by him as there are directors to be elected and for whose election the holder of Common Stock has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

          (iii) on the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and after paying or adequately providing for the payment of all of its obligations and amounts payable in liquidation, dissolution or winding up and subject to the rights of the holders of Preferred Stock, if any, the net assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

     B. Preferred Stock. The aggregate number of preferred shares which this corporation shall have the authority to issue is ten million (10,000,000) shares, each with $.001 par value, which shares shall be designated "Preferred Stock." Shares of Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is hereby authorized, by resolution or resolutions, to provide from time to time, out of the unissued shares of Preferred Stock not then allocated to any series of Preferred Stock, for a series of the Preferred Stock. Each such series shall have distinctive serial designations. Before any shares of any such series of Preferred Stock are issued, the Board of Directors shall fix and determine, and is hereby expressly empowered to fix and determine, by resolution or resolutions, the voting powers, full or limited, or no voting powers and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations and restrictions thereof as provided by Colorado law. Before issuing any shares of a class or series, the corporation shall deliver to the secretary of state for filing articles of amendment to these articles of incorporation that set forth information required by Colorado law, including, but not limited to, the designations, preferences, limitations and relative rights of the class or series of shares.

     C. Voting. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders one-third of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

     IN WITNESS WHEREOF, the undersigned, being the President and Secretary of this Corporation, has executed these Articles of Amendment as of July 17th, 2000.

                                        NEW MILLENNIUM MEDIA INTERNATIONAL, INC.


                                        By:
                                           -------------------------------------
                                           John "JT" Thatch, President/CEO


                                        By:
                                           -------------------------------------
                                           Natalie Stavrakis, Secretary


STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this___day of_____,2000, by John "JT" Thatch and Natalie Stavrakis.

                                           -------------------------------
                                                    NOTARY PUBLIC


                                           MY COMMISSION EXPIRES : __________

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE SPECIAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD JULY 17, 2000


The undersigned, revoking all previous proxies, appoints Gerald Parker and John "JT" Thatch and each of them acting unanimously if more than one be present, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the special meeting of stockholders of New Millennium Media International, Inc. (the "Company") to be held on Monday, July 17, 2000 and at any adjournments thereof and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

[X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

         Approval of an amendment to the Company Articles of Incorporation to increase the Company's authorized common stock from 25,000,000 to 75,000,000 shares.

                  [  ]  FOR         [  ]  AGAINST    [  ]  ABSTAIN

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
ITEM 1.

                                        Date                               2000
                                        ----------------------------------------



                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature of joint holder, if any

Please sign exactly as your name appears to the left, Executors, Administrators, Trustees, etc. Should give full title as such. If the signer is a corporation, please sign fully corporate name by a duly authorized officer.